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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                     FORM 8-K

                                  CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 16, 2002



                         STEWART & STEVENSON SERVICES, INC.
              (Exact name of registrant as specified in its charter)



TEXAS                                    0-8493                 74-1051605
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)


2707 NORTH LOOP WEST
HOUSTON, TEXAS                                                      77008
(Address of principal executive offices)                          (Zip code)


     Registrant's telephone number, including area code:  (713) 868-7700


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Item 5.   OTHER EVENTS.

On September 16, 2002, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the Company's Dividend.

Item 7.   EXHIBITS.

EXHIBIT 99.1 COMPANY PRESS RELEASE DATED SEPTEMBER 16, 2002, TITLED STEWART & STEVENSON ANNOUNCES DIVIDEND.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                     STEWART & STEVENSON SERVICES, INC.



Date:  September 16, 2002            By: /s/ John B. Simmons
                                             Name:  John B. Simmons
                                             Title: Vice President and
                                                    Chief Financial Officer


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EXHIBIT INDEX

99.1 Company Press Release dated September 16, 2002, titled Stewart & Stevenson Announces Dividend.